Brian Mazen/Contracting Officer 520-671-3728 brian.e.mazen.civ@army.mil 1/9/2024 [* *] [* *] Certain identified information has been excluded from this exhibit because it is (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omission.

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W911SR24D0001 Page 6 of26 ITEM NO SUPPLIES/SERVICES MAX QUANTITY 1001 UNDEFINED UNIT Each UNlT PRICE UNDEFINED MAX AMOUNT $0.00 OPTION BioThrax® (Anthrax Vaccine Adsorbed) FFP The contractor shall provide the quantity of doses ofBioThrax® (Anthrax Vaccine Adsorbed) as specified in each Delivery Order. FOB: Origin (Shipping Point) PSC CD: 6505 MAX NET AMT CONTRACT MINIMUM/MAXIMUM QUANTITY AND CONTRACT VALUE The minimum quantity and contract value for all orders issued against this contract shall not be less than the minimum quantity and contract value stated in the following table. The maximum quantity and contract value for all orders issued against this contract shall not exceed the maximum quantity and contract value stated in the following table. MINIMUM QUANTITY [* *] MINIMUM AMOUNT $20,100,000.00 MAXIMUM QUANTITY [* *] MAXIMUM AMOUNT $235,800,000.00 CLIN MINIMUM/MAXIMUM QUANTITY AND CLIN VALUE The minimum quantity(s) and CLIN value(s) for all orders issued against the CLIN(s) on this contract shall not be less than the minimum quantity(s) and CLIN value(s) stated in the following table. The maximum quantity(s) and CLIN value(s) for all orders issued against the CLIN(s) on this contract shall not exceed the maximum quantity(s) and CLIN value(s) stated in the following table. CLIN 0001 1001 MINIMUM QUANTITY [* *] [* *] MINIMUM AMOUNT MAXIMUM QUANTITY MAXIMUM AMOUNT CLIN DELIVERY/TASK ORDER MINIMUM/MAXIMUM QUANTITY AND CLIN ORDER VALUE $0.00

W911SR24D0001 Page 7 of26 The minimum quantity and order value for the given Delivery/Task Order issued for this CLIN shall not be less than the minimum quantity and order value stated in the following table. The maximum quantity and order value for the given Delivery/Task Order issued for this CLIN shall not exceed the maximum quantity and order value stated in the following table. MINIMUM CUN QUANTITY 0001 [* *] 0002 0003 0004 1001 [* *] MINIMUM AMOUNT $ $ $ $ $ INSPECTION AND ACCEPTANCE TERMS Supplies/services will be inspected/accepted at: CLIN INSPECT AT INSPECT BY 0001 Origin Government 0002 Origin Government 0003 Origin Government 0004 Origin Government 1001 Origin Government INSPECTION AND ACCEPTANCE TERMS Supplies/services will be inspected/accepted at: CLIN INSPECT AT INSPECT BY 0001 Origin Government 0002 Origin Government 0003 Origin Government 0004 Origin Government 1001 Origin Government MAXIMUM QUANTITY ACCEPT AT Origin Origin Origin Origin Origin ACCEPT AT Origin Origin Origin Origin Origin MAXIMUM AMOUNT $ $ $ $ $ ACCEPTBY Government Government Government Government Government ACCEPTBY Government Government Government Government Government

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Ship From Code Mark For Code Service Approver (DoDAAC) Service Acceptor (DoDAAC) Accept at Other DoDAAC LPO DoDAAC DCAA Auditor DoDAAC Other DoDAAC(s) I [* *] I [* *] I[* *] I[* *] INA INA INA NA W911SR24D0001 Page 20 of26 (4) Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract fmancing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable. (5) Receiving report. The Contractor shall ensure a receiving report meets the requirements of DF ARS Appendix F. (g) WA WF point of contact. (1) The Contractor may obtain clarification regarding invoicing in WA WF from the following contracting activity's WA WF point of contact. **This information to be specified in each delivery order issued** (2) Contact the WA WF helpdesk at 866-618-5988, if assistance is needed. (End of clause) Exhibit/ Attachment Table of Contents DOCUMENT TYPE DESCRIPTION PAGES Attachment 1 Emergent Biothrax Price 1 Sheet Attachment 2 CORL A002 Risk 1 Mitigation Plan Attachment 3 CORL A00 1 Quarterly 1 Status Report PERFORMANCE WORK STATEMENT DATE 04-OCT-2023 01-JAN-2024 01-JAN-2024 Performance Work Statement Procurement of BioThrax® (Anthrax Vaccine Adsorbed) (BioThrax®) as Pre-Exposure Prophylaxis (PrEP) for Anthrax Disease 1. Background and Purpose

W911SR24D0001 Page 21 of26 The Joint Program Manager for Chemical, Biological, Radiological and Nuclear Medical (JPM CBRN Medical) is seeking an indefinite delivery indefinite quantity (ID/IQ) contract with Emergent Biodefense Operations Lansing LLC (Emergent). When a delivery order is placed, it shall consist of the minimum purchase of [* *] of BioThrax®. The contract is structured with the option to purchase BioThrax® doses, up to the maximum dollar value as set forth herein, over a ten (10) year period consisting of a five (5) year base period and a five (5) year option period to replenish expiring doses within the Administration for Strategic Preparedness (ASPR) Strategic National Stockpile (SNS). The Department of Defense (DoD) will purchase a minimum of [* *] doses when placing a delivery order during the five (5) year base period of performance with up to four (4) scheduled deliveries per year. A five (5) year option period will follow upon conclusion of base period to be exercised prior to the expiration of the base period. The Services (DoD) require an anticipated [* *] doses of Emergent's BioThrax® vaccine with Pre exposure Prophylaxis (PrEP) [* *] annually for ten (10) years beginning in Fiscal Year 2024 (FY24). This is a new procurement to provide the Services with a PrEP anthrax vaccine required by DOD Memorandum Clarifying Guidance for Smallpox and Anthrax Vaccine immunization Programs, dated November 12, 2015. Additionally, the Secretary's Declaration for Anthrax vaccine as a covered countermeasure issued pursuant to the Public Readiness and Emergency Preparedness (PREP Act), section 319F-3 of the Public Health Service Act (42 U.S.C.247d-6d), applies to this contract, subject to the terms and conditions of such declaration and any amendments thereto. ASPR SNS manages the current stockpile. It will no longer procure BioThrax® for PrEP. Instead, SNS will be procuring CYFENDUS® (AV7909) [* *] JPM CBRN Medical is partnering with the Defense Health Agency (DHA) [* *] . 1. 1 Period of Performance This Contract has two (2) periods of performance. • A base period of five (5) years beginning January 01, 2024, through September 30, 2028. • An option period of five (5) years beginning October 01, 2028, through September 30, 2033 2. Scope The DoD will purchase a minimum of [* *] doses when placing a delivery order. Each delivery order shall consist of up to [* *] scheduled deliveries per year. The total period of performance is [* *]. 2.1 Manufacturing of BioThrax® and cGMP Compliance: a) The Contractor shall manufacture BioThrax® in accordance with current Good Manufacturing Practices (cGMP) guidelines. b) The Contractor shall provide a Project Manager to lead the effort and provide primary and secondary points of contact who shall be available 24 hours per day, seven (7) days per week to be notified in case of a public health emergency. c) All BioThrax® delivered under this contract must be labeled with an expiration date consistent with its current product license at the time of manufacture.

W911SR24D0001 Page 22 of26 d) Products delivered under this contract will have a [* *] from the date of manufacture and must be delivered in accordance with cGMP guidelines. Upon request, Contractor will provide batch records to the Government. e) The Contractor shall notify the Government of Biologics Process Deviation Reports (BPDR) related to the safety and/or efficacy of BioThrax® within two (2) days after reporting to FDA These notifications shall also be included in Quarterly Reports. f) The Government will have the option to conduct inspections of the Contractor's [* *] facility. Such inspections will be performed by the Contracting Officer Representative (COR) or the COR's designee(s). g) The Government will establish a FedEx account in concert with U.S. Army Medical Materiel Agency Distribution Operations Center (USAMMA DOC). 1. Account information will be provided to the Contractor. Shipment will be handled in accordance with the Deliveries Section below. 2. The Government shall rely on Contractor's existing quality assurance systems as a substitute for Government inspection before issuing notification of acceptance unless customary industry practices for the items being acquired include in-process inspection. 3. Any in -process inspection by the Government shall be conducted in a manner consistent with industry practice. 2.2 ORDERING All Delivery Orders shall be bi-lateral, requiring both parties' consent to the terms outlined in each Order. a) The Government shall review annual production requirements and associated delivery forecasts with the Contractor during a scheduled conference in the first quarter of each fiscal year, these forecasts shall be communicated via a non-binding letter of intent issued by the Government within ten (10) business days of such agreement. Any updates will be communicated as soon as they are known. b) The Government shall provide the Contractor the delivery location and schedule prior to acceptance of any Order; the schedule is subject to manufacturing timelines and will be mutually agreed upon prior to issuance. c) The Government shall negotiate delivery schedules for unforecasted requirements prior to issuance of an Order. d) Within ten business (10) days of an Order being placed by the Government, the Contractor shall either accept or reject such Order. In the event the Contractor rejects an Order, the Contractor shall provide reason for such rejection with specificity, and the Government and Contractor shall work together in good faith to revise the Order to alleviate the Contractor's reason for such rejection. 2.3 DELIVERIES a) The quantity of BioThrax® doses will be specified when an Order is placed. BioThrax® must be delivered on any business day, except federal holidays, within the scheduled month in accordance with the targeted delivery schedule.

W911SR24D0001 Page 25 of26 b) Reports shall include the following specific information: (1) The contract number and title, the period of performance being reported, the contractor's name and address, the author(s), and the date of submission. (2) Section I - An introduction covering the purpose and scope of the contract effort. (3) Section II - The report shall detail, document, and summarize the results of work done in performance of this contract's requirements during the period covered and include a summary of work planned for the next reporting period. Production capacity assessment problems and recommendations to include: i. Inventory report of products manufactured and delivered to the USG under this contract. ii. Status of raw materials impacting delivery of vaccine doses. iii. Status of critical supplies, such as vials and stoppers, impacting delivery of vaccine doses. iv. Biologics Process Deviation Reports related to the safety and/or efficacy of BioThrax® submitted to FDA v. Corrective and Preventative Actions (CAPA) related to BioThrax® BPDR. vi. Overall performance assessment, problems encountered and recommended solutions. (4) Section Ill -An explanation of any difference between planned progress and actual progress, why the differences have occurred, and, if behind planned progress, what corrective steps are planned. The project plan and delivery schedule will be updated in each quarterly report and compared to the baseline plan and delivery schedule. c) Final Report: A final report is due 30 days prior to the end of the contract's final period of performance. d) The delivery of data and physical deliverables shall be coordinated with the COR. A copy of all data deliverables shall be sent to: [* *] 5. Risk a) Risk Mitigation Plan: The Contractor shall submit a risk mitigation plan within 90 days after contract award and shall provide an updated plan after each year is complete. The plan should identify manufacturing, quality, regulatory, and shipment risks and countermeasures to mitigate these risks. b) The Contractor shall deliver, within the time frames specified, original reports to the KO and a copy to the COR. E-mail submissions of all reports are preferred. 6. Notification of Delays to the Government In the event the Contractor encounters difficulty in either meeting performance requirements, anticipates difficulty in complying with contract delivery schedule or date, or has knowledge that any actual or

Order Quantity (by Dose) Yrl Price Yr2 Price Yr3 Price Yr 4 Price Yrs Price Up to 1,000 $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] 1,001-10,000 $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] 10,001-100,000 $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] 100,001-250,000 $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] 250,001-400,000 $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] 400,001-600,000 $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] Over 600,000 $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] 600,001 - 900,000 $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] 900,000+ $ [* *] $ [* *] $ [* *] $ [* *] $ [* *]

Yr6 Price Yr7 Price Yr8 Price Yr9 Price Yrl0 Price $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *] $ [* *]

CONTRACT DAT A REQUIREMENTS LIST Form Approved (1 Data Item) 0MB No. 0704-0188 The public reporting burden for this collection of information is estimated to average 11 0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid 0MB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E. A. CONTRACT LINE ITEM NO. B. EXHIBIT C. CATEGORY: 0003 A002 TOP --- D. SYSTEM/ITEM l� E. CONTRACT/PR NO. Procurement of Anthrax Vaccine BioThra W911SR-24-D-0001 1. DATA ITEM NO. 2. TITLE OF DATA ITEM A002 Risk Mitigation Plan 4. AUTHORITY (Data Acquisition Document No.) TM OTHER -- F. CONTRACTOR Emergent BioDefense, Inc 3. SUBTITLE Risk Mitigation Plan 6. REQUIRING OFFICE DI-MGMT-81808 1 5. CONTRACT REFERENCE Performance Work Statement (PWS) JPM CBRN Medical 7. DD 250 REQ 9. DIST STATEMENT 10. FREQUENCY 12. DATE OF FIRST SUBMISSION 14. DISTRIBUTION REQUIRED NO See BLK 16 See BLK 16 b. COPIES 8. APP CODE 11. AS OF DATE 13. DATE OF SUBSEQUENT a. ADDRESSEE Final C SUBMISSION Draft NO Contract Award NIA Reg Repro 16. REMARKS Mr. Kevin Watts 1 1 Blocks #10, #12 and #13: The Risk Mitigation Plan is due no later than Ninety (90) COR calendar days after contract award (ACA) with subsequent submissions due kevin.w.watts2. annually thereafter for the life of the contract. civ@army.mil Format: Contractor will utilize Microsoft Office products to produce reports in an Mr. Brian Mazen 1 1 easy to read electronic format with sequentially mnnbered pages. The risk Contracting Officer mitigation plan shall identify manufacturing, quality, regulatory, and shipment brian.e.mazen. risks and countermeasures to mitigate these risks. civ@army.mil Ms. Mea Johnson 1 1 Contract Adm.in Content: The Contractor shall present this Briefing Material in accordance with the Data Item Description (DID) Document DI-MGMT-81808 which can be obtained from: [* *]. mea.n.johnson. civ@army.mil The distribution of the information contained in or produced as a result of this Contract Data Requirements List (CDRL) is essential to the design, development, production, operation, application, or maintenance of an article or service that makes or could make a significant contribution to the military potential of any country, including the United States. Therefore, distribution is authorized to U.S. Government agencies and their Contractors. 3 3 0 15. TOTAL G. PREPARED BY H. DATE I. APPROVED BY J.DATE KEVIN W. WATTS 5 JAN 24 DD FORM 1423-1, FEB 2001 PREVIOUS EDITION MAY BE USED. Page of 1 Pages 17. PRICE GROUP 18. ESTIMATED TOTAL PRICE

CONTRACT DAT A REQUIREMENTS LIST Form Approved (1 Data Item) 0MB No. 0704-0188 The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid 0MB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E. A. CONTRACT LINE ITEM NO. B. EXHIBIT C. CATEGORY: 0002 A00l TOP -- D. SYSTEM/ITEM l� E. CONTRACT/PR NO. Procurement of Anthrax Vaccine BioThra W911 SR-24-D-0001 1. DATA ITEM NO. 2. TITLE OF DATA ITEM TM OTHER -- F. CONTRACTOR Emergent BioDefense, Inc 3. SUBTITLE A00l Contractor's Progress, Status and Management Report Kick-Off, Meetings and Meeting Minutes Quarterl " Status Report 4. AUTHORITY (Data Acquisition Document No.) 1 5. CONTRACT REFERENCE 6. REQUIRING OFFICE DI-MGMT-81928 Performance Work Statement (PWS) JPM CBRN Medical 7. DD 250 REQ 9. DIST STATEMENT 10. FREQUENCY 12. DATE OF FIRST SUBMISSION 14. DISTRIBUTION NO REQUIRED See BLK 16 See BLK 16 b. COPIES 8. APP CODE 11. AS OF DATE 13. DATE OF SUBSEQUENT a. ADDRESSEE Final C SUBMISSION Draft NO Contract Award NIA Reg Repro 16. REMARKS Mr. Kevin Watts 1 1 Blocks #10: Contractor shall conduct a One-Time "Kick-Off' meeting to discuss COR key requirements of the ID/IQ under the Performance Work Statement (PWS). kevin.w.watts2. Then schedule quarterly meetings to discuss key requirements and any issues civ@army.mil affecting performance of the contract. Contractor will schedule and capture meeting minutes for all meetings with the Government. Mr. Brian Mazen 1 1 Blocks #12 and #13: The first Quarterly Report is due no later than Ninety (90) Contracting Officer brian.e.mazen calendar days after contract award (ACA) with subsequent submissions due civ@army.mil quarterly thereafter for the life of the contract. Format: Contractor will utilize Microsoft Office products to produce reports in an Ms. Mea Johnson 1 1 easy to read electronic format with sequentially numbered pages. The report shall Contract Adm.in include inventory of product manufactured and delivered to the USG under this mea.n.johnson. contract, status ofraw materials impacting delivery of vaccine doses, status of civ@army.mil critical supplies such as vials and stoppers impacting delivery of vaccine doses, reports related to the safety and/or efficacy ofBioThrax® submitted to FDA, Corrective and Preventative Actions (CAPA), problems encountered and recommended solutions, key events and key events for the next quarter. Also include, any problems/issues requiring Government resolution. Content: The Contractor shall present this Briefmg Material in accordance with the Data Item Description (DID) Document DI-MGMT-81928 which can be obtained from: [* *]. The distribution of the information contained in or produced as a result of this Contract Data Requirements List (CDRL) is essential to the design, development, production, operation, application, or maintenance of an article or service that makes or could make a significant contribution to the military potential of any country, including the United States. Therefore, distribution is authorized to U.S. Government agencies and their Contractors. 3 3 0 15. TOTAL G. PREPARED BY H.DATE I. APPROVED BY J.DATE KEVIN W. WATTS WATTS.KEVIN, WADE Digitally signed by 5 JAN 24 WATTS.KEVIN.WADE. 1103544153 .1103544153 Date: 2024.01 .OS 09:48:28-05'00' DD FORM 1423-1, FEB 2001 PREVIOUS EDITION MAY BE USED. Page of 1 Pages 17. PRICE GROUP 18. ESTIMATED TOTAL PRICE